Exhibit 99.2

Medical Properties Trust

LOWER LEVEL ENTRANCE

SECOND QUARTER 2017

Supplemental Information

SECOND QUARTER 2017
Supplemental Information

MEDICALPROPERTIESTRUST.COM
TABLE OF CONTENTS
COMPANY OVERVIEW
Company Information 3
FINANCIAL INFORMATION
Reconciliation of Net Income to Funds from Operations 5
Debt Summary 6
Debt Maturity Schedule 7
Pro Forma Net Debt /Annualized Adjusted EBITDA 8
PORTFOLIO INFORMATION
Lease and Mortgage Loan Maturity Schedule 9
Pro Forma Gross Assets and Revenue
by Asset Type, Operator, State and Country 10
EBITDAR to Rent Coverage 13
Summary of Acquisitions and Development Projects 14
FINANCIAL STATEMENTS
Consolidated Statements of Income 15
Consolidated Balance Sheets 16
Other Income Generating Assets 17
FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.
On the Cover: Holy Family Hospital, an acute care hospital in Haverhill, Massachusetts operated by Steward Health Care.

MEDICALPROPERTIESTRUST.COM
COMPANY OVERVIEW
Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities.
OFFICERS
Edward K. Aldag, Jr. R. Steven Hamner Emmett E. McLean J. Kevin Hanna
BOARD OF DIRECTORS
Edward K. Aldag, Jr. G. Steven Dawson    R. Steven Hamner William G. McKenzie    D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III
CORPORATE HEADQUARTERS
Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501 Birmingham, AL 35242
(205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com
Chairman, President and Chief Executive Officer Executive Vice President and Chief Financial Of?cer
Executive Vice President, Chief Operating Officer, Treasurer and Secretary Vice President, Controller and Chief Accounting Of?cer

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW *(continued)*

INVESTOR RELATIONS

Tim Berryman | *Director - Investor Relations*
(205) 397-8589
tberryman@medicalpropertiestrust.com

MPW LISTED NYSE

CAPITAL MARKETS

TRANSFER AGENT

American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219

STOCK EXCHANGE LISTING AND TRADING SYMBOL

New York Stock Exchange (NYSE): **MPW**

SENIOR UNSECURED DEBT RATINGS

Moody's – Ba1
Standard & Poor's – BBB-

HIGHER
ACUTE CARE HOSPITALS
INPATIENT REHABILITATION FACILITIES
LONG-TERM ACUTE CARE HOSPITALS
NURSING HOMES
ASSISTED LIVING
HOME HEALTH CARE
INTENSITY OF CARE
LOWER

CONTINUUM OF CARE

ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS
INPATIENT REHABILITATION FACILITIES
LONG-TERM ACUTE CARE HOSPITALS
NURSING HOMES
ASSISTED LIVING
HOME HEALTH CARE

MPT facility types shown in green.

Q2 2017 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM
COMPANY OVERVIEW(continued)
INVESTOR RELATIONS     CAPITAL MARKETS
Tim Berryman | Director—Investor Relations    Charles Lambert | Managing Director—Capital Markets
(205) 397-8589     (205) 397-8897
tberryman@medicalpropertiestrust.com    clambert@medicalpropertiestrust.com
TRANSFER AGENT    STOCK EXCHANGE SENIOR UNSECURED
American Stock Transfer    LISTING AND DEBT RATINGS
and Trust Company    TRADING SYMBOL Moody’s – Ba1
6201 15th Avenue    New York Stock Exchange Standard & Poor’s – BBB-
Brooklyn, NY 11219    (NYSE): MPW
CONTINUUM OF CARE
E MEDICAL PROPERTIES TRUST FOCUSES ON THE MOST
H I G CRITICAL COMPONENTS OF HEALTHCARE DELIVERY.
ACUTE HOSPITALS CARE
ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS INPATIENT REHABILITATION FACILITIES
LONG-TERM ACUTE CARE HOSPITALS NURSING HOMES
REHABILITATION INPATIENT    ASSISTED LIVING
FACILITIES HOME HEALTH CARE
MPT facility types shown in green.
HEALTH HOME ACUTE LONG- TERM CARE    CARE

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands except per share data)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
FFO INFORMATION:
Net income attributable to MPT common stockholders	$73,415	$53,724	$141,385	$111,651
Participating securities’ share in earnings	(100)	(132)	(225)	(276)

Net income, less participating securities’ share in earnings	$73,315	$53,592	$141,160	$111,375
Depreciation and amortization(A)	30,027	23,335	58,126	44,807
Gain on sale of real estate	—	(22,613)	(7,413)	(22,653)

Funds from operations	$103,342	$54,314	$191,873	$133,529
Write-off of straight line rent and other	—	3,063	1,117	3,063
Transaction costs from non-real estate dispositions	—	5,975	—	5,975
Acquisition expenses, net of tax benefit (A)	9,539	4,801	12,184	9,034
Impairment charges	—	7,375	—	7,375
Unutilized financing fees / debt refinancing costs	751	—	14,380	4

Normalized funds from operations	$113,632	$75,528	$219,554	$158,980

Share-based compensation	2,406	1,814	4,377	3,509
Debt costs amortization	1,522	2,062	3,139	3,897
Additional rent received in advance (B)	(300)	(300)	(600)	(600)
Straight-line rent revenue and other	(18,681)	(11,204)	(34,863)	(22,033)

Adjusted funds from operations	$98,579	$67,900	$191,607	$143,753

PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings	$0.21	$0.22	$0.42	$0.47
Depreciation and amortization(A)	0.08	0.10	0.17	0.18
Gain on sale of real estate	—	(0.09)	(0.02)	(0.09)

Funds from operations	$0.29	$0.23	$0.57	$0.56
Write-off of straight line rent and other	—	0.01	—	0.01
Transaction costs from non-real estate dispositions	—	0.03	—	0.03
Acquisition expenses, net of tax benefit (A)	0.03	0.02	0.04	0.04
Impairment charges	—	0.03	—	0.03
Unutilized financing fees / debt refinancing costs	—	—	0.04	—

Normalized funds from operations	$0.32	$0.32	$0.65	$0.67

Share-based compensation	0.01	0.01	0.01	0.01
Debt costs amortization	—	0.01	0.01	0.01
Additional rent received in advance (B)	—	—	—	—
Straight-line rent revenue and other	(0.05)	(0.06)	(0.10)	(0.09)

Adjusted funds from operations	$0.28	$0.28	$0.57	$0.60

(A)	Includes our share of real estate depreciation and acquisition expenses from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Other income (expense)” line on the consolidated statements of income.
(B)	Represents additional rent received from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q2 2017  |  SUPPLEMENTAL INFORMATION     5

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of June 30, 2017)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate	Balance
Northland – Mortgage Capital Term Loan	Fixed	6.20%	$12,943
2021 Credit Facility Revolver	Variable	2.47%	245,000
2021 Credit Facility Revolver (GBP) (A)	Variable	1.51%	5,210
2022 Term Loan	Variable	2.72%	200,000
4.000% Notes Due 2022 (Euro) (B)	Fixed	4.00%	571,300
6.375% Notes Due 2022	Fixed	6.38%	350,000
6.375% Notes Due 2024	Fixed	6.38%	500,000
5.500% Notes Due 2024	Fixed	5.50%	300,000
3.325% Notes Due 2025 (Euro) (B)	Fixed	3.33%	571,300
5.250% Notes Due 2026	Fixed	5.25%	500,000

			$3,255,753
Debt premium			1,636
Debt issuance costs			(36,335)

	Weighted average rate	4.64%	$3,221,054

(A)	Represents credit facility borrowings in pound sterling and converted to U.S. dollars at June 30, 2017.
(B)	Represents bonds issued in euros and converted to U.S. dollars at June 30, 2017.

Q2 2017  |  SUPPLEMENTAL INFORMATION     6

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
Northland – Mortgage Capital Term Loan	$162	$12,781	$—	$—	$—	$—	$—	$—	$—	$—
2021 Credit Facility Revolver	—	—	—	—	245,000	—	—	—	—	—
2021 Credit Facility Revolver (GBP)	—	—	—	—	5,210	—	—	—	—	—
2022 Term Loan	—	—	—	—	—	200,000	—	—	—	—
4.000% Notes Due 2022 (Euro)	—	—	—	—	—	571,300	—	—	—	—
6.375% Notes Due 2022	—	—	—	—	—	350,000	—	—	—	—
6.375% Notes Due 2024	—	—	—	—	—	—	—	500,000	—	—
5.500% Notes Due 2024	—	—	—	—	—	—	—	300,000	—	—
3.325% Notes Due 2025 (Euro)	—	—	—	—	—	—	—	—	571,300	—
5.250% Notes Due 2026	—	—	—	—	—	—	—	—	—	500,000

	$162	$12,781	$—	$—	$250,210	$1,121,300	$—	$800,000	$571,300	$500,000

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$162
$12,781
$-
$-
$250,210
$1,121,300
$-
$800,000
$571,300
$500,000
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Northland – Mortgage Capital Term Loan
2021 Credit Facility Revolver
2021 Credit Facility Revolver (GBP)
2022 Term Loan
4.000% Notes Due 2022 (Euro)
6.375% Notes Due 2022
6.375% Notes Due 2024
5.500% Notes Due 2024
3.325% Notes Due 2025 (Euro)
5.250% Notes Due 2026

Q2 2017  |  SUPPLEMENTAL INFORMATION     7

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA

(Unaudited)

(Amounts in thousands)

For the Three Months Ended
June 30, 2017
Net income attributable to MPT common stockholders	$73,415
Pro forma adjustments for capital transactions and acquisitions that occurred after the period (A)	34,374

Pro forma net income	$107,789
Add back:
Interest expense	39,710
Unutilized financing fees / debt refinancing costs	751
Depreciation and amortization	31,405
Stock-based compensation	2,406
Mid-quarter acquisitions / divestitures	6,445
Acquisition expenses	10,818
Income tax benefit	(614)

2Q 2017 Pro forma Adjusted EBITDA	$198,710

Annualization	$794,840

Total debt	$3,221,054
Pro forma changes to cash and debt balance after June 30, 2017(A)	1,327,790

Pro forma Net Debt	$4,548,844

Pro forma Net Debt / Annualized Adjusted EBITDA	5.7x

(A)	The schedule reflects post June 30, 2017 transactions and commitments, including the acquisition of 11 Steward facilities, one RCCH facility, and two remaining facilities in Germany.

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude stock compensation expense, gains or losses on real estate and other dispositions, unutilized financing fees / debt refinancing costs, impairment charges, and acquisition expenses to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

Q2 2017  |  SUPPLEMENTAL INFORMATION     8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(as of June 30, 2017)

($ amounts in thousands)

Years of Maturities (A) (B)	Total Properties	Base Rent/Interest (C)	Percent of Total Base Rent/Interest
2017	—	$—	—
2018	—	—	—
2019	3	5,437	0.8%
2020	1	2,032	0.3%
2021	3	13,397	1.9%
2022	15	74,275	10.5%
2023	4	12,885	1.8%
2024	1	2,273	0.3%
2025	7	22,952	3.2%
2026	6	26,430	3.7%
Thereafter	218	549,592	77.5%

	258	$709,273	100.0%

(A)	Excludes two of our facilities that are under development, our Twelve Oaks facility that is not fully occupied, and the nine properties that we own through joint venture arrangements. In addition, the schedule reflects post June 30, 2017 transactions and commitments, including the the acquisition of 11 Steward facilities, one RCCH facility and two facilities in Germany.
(B)	Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(C)	Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

Q2 2017  |  SUPPLEMENTAL INFORMATION     9

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

PRO FORMA GROSS ASSETS AND REVENUE BY ASSET TYPE

(June 30, 2017)

($ amounts in thousands)

Asset Types	Total Pro foma Gross Assets (B)	Percentage of Pro forma Gross Assets	YTD Revenue	Percentage of Total Revenue
General Acute Care Hospitals (A)	$6,488,910	71.1%	$222,068	68.7%
Inpatient Rehabilitation Hospitals	1,870,480	20.5%	79,344	24.6%
Long-Term Acute Care Hospitals	368,719	4.0%	21,792	6.7%
Other assets	401,669	4.4%	—	—

Total	$9,129,778	100.0%	$323,204	100.0%

Domestic Pro forma Gross Assets by Asset Type

4.8%
4.9%
7.2%
83.1%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Other assets

Domestic Revenue by Asset Type

8.2%
10.4%
81.4%

Total Pro forma Gross Assets by Asset Type

4.4%
4.0%
20.5%
71.1%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Other assets

Total Revenue by Asset Type

6.7%
24.6%
68.7%

(A)	Includes three medical office buildings.
(B)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated August 9, 2017, for reconciliation of total assets to pro forma total gross assets at June 30, 2017.

Q2 2017  |  SUPPLEMENTAL INFORMATION     10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

PRO FORMA GROSS ASSETS AND REVENUE BY OPERATOR

(June 30, 2017)

($ amounts in thousands)

Operators	Total Pro forma Gross Assets (A)	Percentage of Pro forma Gross Assets	YTD Revenue	Percentage of Total Revenue
Steward	$3,410,874	37.4%	$58,278	18.0%
Prime Healthcare	1,116,694	12.2%	63,059	19.5%
MEDIAN	1,086,109	11.9%	47,744	14.8%
Ernest Health	630,811	6.9%	35,269	10.9%
RCCH	506,265	5.5%	19,632	6.1%
26 operators	1,977,356	21.7%	99,222	30.7%
Other assets	401,669	4.4%	—	—

Total	$9,129,778	100.0%	$323,204	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated August 9, 2017, for reconciliation of total assets to pro forma total gross assets at June 30, 2017.

Q2 2017  |  SUPPLEMENTAL INFORMATION     11

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

PRO FORMA GROSS ASSETS AND REVENUE BY U.S. STATE AND COUNTRY

(June 30, 2017)

($ amounts in thousands)

U.S. States and Other Countries	Total Pro forma Gross Assets (A)	Percentage of Pro forma Gross Assets	YTD Revenue	Percentage of Total Revenue
Massachusetts	$1,262,041	13.8%	$53,159	16.5%
Texas	1,230,945	13.5%	49,851	15.4%
Utah	1,083,152	11.9%	5,057	1.6%
California	542,883	5.9%	33,123	10.3%
Arizona	486,547	5.3%	15,542	4.8%
24 Other States	2,502,791	27.4%	109,875	33.9%
Other assets	352,748	3.9%	—	—

United States	$7,461,107	81.7%	$266,607	82.5%
Germany	$1,421,350	15.6%	$54,576	16.9%
Italy	95,507	1.0%	—	—
United Kingdom	78,813	0.9%	1,799	0.5%
Spain	24,080	0.3%	222	0.1%
Other assets	48,921	0.5%	—	—

International	$1,668,671	18.3%	$56,597	17.5%

Total	$9,129,778	100.0%	$323,204	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated August 9, 2017, for reconciliation of total assets to pro forma total gross assets at June 30, 2017.

Pro forma Gross Assets by Country
1.0%
0.9%
0.3%
0.5%
15.6%
81.7%
Revenue by Country
0.5%
0.1%
16.9%
82.5%
United States
Germany
Italy
United Kingdom
Spain
Other assets
Pro forma Gross Assets by U.S. State
3.9%
13.8%
13.5%
27.4%
11.9%
5.3%
5.9%
Revenue by U.S. State
16.5%
15.4%
33.9%
4.8%
10.3%
1.6%
Massachusetts
Texas
Utah
California
Arizona
24 Other States
Other assets

Q2 2017  |  SUPPLEMENTAL INFORMATION     12

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDAR(1) Rent Coverage

YOY and Sequential Quarter Comparisons by Property Type

Stratification of Portfolio EBITDAR Rent Coverage

EBITDAR Rent Coverage TTM	Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$192,388	4	6.6%
3.00x - 4.49x	$115,000	1	4.0%
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.0x	$2,583,757	81	89.4%
General Acute Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.3x	$1,539,821	32	53.2%
Inpatient Rehabilitation Facilities Master Leased, Cross- Defaulted and/or with Parent Guaranty: 1.7x	$683,856	32	23.7%
Long-Term Acute Care Hospitals Master Leased, Cross- Defaulted and/or with Parent Guaranty: 1.3x	$360,080	17	12.5%

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included. Adeptus facilities excluded until Bankruptcy proceedings are resolved and operations stabilize.

All data presented is on a trailing twelve month basis.

(1)	EBITDAR adjusted for non-recurring items.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE SIX MONTHS ENDED JUNE 30, 2017

($ amounts in thousands)

Operator	Location	Costs Incurred as of 06/30/2017	Rent Commencement Date	Acquisition/ Development
Adeptus Health	Mesa, Arizona	$52,000	2/10/2017	Development
Adeptus Health	Austin, Texas	5,264	3/2/2017	Development
Adeptus Health	San Tan Valley, Arizona	6,372	4/13/2017	Development
Steward	Florida, Ohio & Pennsylvania	301,292	5/1/2017	Acquisition
RCCH	Lewiston, Idaho	87,500	5/1/2017	Acquisition
Adeptus Health	Cypress, Texas	4,670	5/8/2017	Development
MEDIAN & Affiliates	Germany	171,538	Various	Acquisition
Alecto	Ohio & West Virginia	40,451	6/1/2017	Acquisition

		$669,087

SUMMARY OF CURRENT INVESTMENT COMMITMENTS AS OF JUNE 30, 2017

($ amounts in thousands)

Operator	Location	Commitment	Acquisition/ Development
MEDIAN & Affiliates	Germany	$44,790	Acquisition
RCCH	Washington	17,500	Acquisition
Steward	Utah, Arizona, Texas & Arkansas	1,500,000	Acquisition

		$1,562,290

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF JUNE 30, 2017

($ amounts in thousands)

Operator	Location	Commitment	Cost Incurred as of 6/30/2017	Estimated Completion Date
Ernest Health	Flagstaff, Arizona	$28,067	$11,351	Q1 2018
Circle Health	United Kingdom	42,017	7,088	Q4 2018

		$70,084	$18,439

Q2 2017  |  SUPPLEMENTAL INFORMATION     14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenues
Rent billed	$103,447	$77,960	$200,210	$152,021
Straight-line rent	16,277	8,551	29,056	16,768
Income from direct financing leases	18,312	13,552	36,192	32,503
Interest and fee income	28,771	26,237	57,746	60,007

Total revenues	166,807	126,300	323,204	261,299
Expenses
Real estate depreciation and amortization	29,493	22,832	57,079	43,974
Impairment charges	—	7,375	—	7,375
Property-related	1,153	784	2,481	1,685
Acquisition expenses	10,806	4,767	13,562	3,702
General and administrative	15,079	12,045	28,276	23,516

Total operating expenses	56,531	47,803	101,398	80,252

Operating income	110,276	78,497	221,806	181,047
Interest expense	(39,710)	(41,501)	(77,739)	(80,870)
Gain on sale of real estate and other asset dispositions, net	—	16,638	7,413	16,678
Unutilized financing fees / debt refinancing costs	(751)	—	(14,380)	(4)
Other income (expense)	3,367	654	5,134	(4,018)
Income tax benefit (expense)	614	(364)	(253)	(683)

Income from continuing operations	73,796	53,924	141,981	112,150
Loss from discontinued operations	—	—	—	(1)

Net income	73,796	53,924	141,981	112,149
Net income attributable to non-controlling interests	(381)	(200)	(596)	(498)

Net income attributable to MPT common stockholders	$73,415	$53,724	$141,385	$111,651

Earnings per common share – basic:
Income from continuing operations	$0.21	$0.23	$0.42	$0.47
Loss from discontinued operations	—	—	—	—

Net income attributable to MPT common stockholders	$0.21	$0.23	$0.42	$0.47

Earnings per common share – diluted:
Income from continuing operations	$0.21	$0.22	$0.42	$0.47
Loss from discontinued operations	—	—	—	—

Net income attributable to MPT common stockholders	$0.21	$0.22	$0.42	$0.47

Weighted average shares outstanding – basic	349,856	238,082	335,456	237,796
Weighted average shares outstanding – diluted	350,319	239,008	335,871	238,413
Dividends declared per common share	$0.24	$0.23	$0.48	$0.45

Q2 2017  |  SUPPLEMENTAL INFORMATION     15

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands, except per share data)

	June 30, 2017	December 31, 2016
	(Unaudited)	(A)
ASSETS
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$4,976,129	$4,317,866
Mortgage loans	1,062,558	1,060,400
Net investment in direct financing leases	693,243	648,102

Gross investment in real estate assets	6,731,930	6,026,368
Accumulated depreciation and amortization	(384,826)	(325,125)

Net investment in real estate assets	6,347,104	5,701,243
Cash and cash equivalents	236,364	83,240
Interest and rent receivables	68,537	57,698
Straight-line rent receivables	147,755	116,861
Other assets	528,077	459,494

Total Assets	$7,327,837	$6,418,536

LIABILITIES AND EQUITY
Liabilities
Debt, net	$3,221,054	$2,909,341
Accounts payable and accrued expenses	219,527	207,711
Deferred revenue	20,108	19,933
Lease deposits and other obligations to tenants	34,943	28,323

Total Liabilities	3,495,632	3,165,308
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding -364,020 shares at June 30, 2017 and 320,514 shares at December 31, 2016	364	321
Additional paid in capital	4,327,733	3,775,336
Distributions in excess of net income	(457,419)	(434,114)
Accumulated other comprehensive loss	(52,591)	(92,903)
Treasury shares, at cost	(777)	(262)

Total Medical Properties Trust, Inc. Stockholders’ Equity	3,817,310	3,248,378
Non-controlling interests	14,895	4,850

Total Equity	3,832,205	3,253,228

Total Liabilities and Equity	$7,327,837	$6,418,536

(A)	Financials have been derived from the prior year audited financial statements.

Q2 2017  |  SUPPLEMENTAL INFORMATION     16

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

OTHER INCOME GENERATING ASSETS AS OF JUNE 30, 2017

($ amounts in thousands)

Operator	Investment	Annual Interest Rate	YTD RIDEA Income (A)		Security / Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan (B)	$5,432	10.25%			Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Alecto working capital	12,500	11.44%			Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC working capital	4,640	10.40%			Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	22,542	9.37%			Secured and cross-defaulted with real estate and guaranteed by Parent
Other	14,654

	$59,768
Operating Loans
Ernest Health (C)	$93,200	15.00%	$7,783		Secured and cross-defaulted with real estate and guaranteed by Parent

	$93,200		7,783
Equity investments(D)
Domestic	$63,953		$2,771
International(E)	$125,779		$2,814	(F)

(A)	Income earned on operating loans is reflected in the interest income line of the income statement.
(B)	Original amortizing acquisition loan was $41 million; loan matures in 2019.
(C)	Due to compounding, effective interest rate is 16.7%.
(D)	All earnings in income from equity investments are reported on a one quarter lag basis.
(E)	Includes equity investments in Spain, Italy, and Germany.
(F)	Excludes our share of real estate depreciation and acquisition expenses of certain unconsolidated joint ventures.

Q2 2017  |  SUPPLEMENTAL INFORMATION     17

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com
Contact:
Tim Berryman, Director—Investor Relations
(205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Managing Director—Capital Markets
(205) 397-8897 or clambert@medicalpropertiestrust.com
At the Very heart of healthcare®.